UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2016

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904) 598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures.

On June 28, 2016, Regency Centers Corporation. (the “Company”) physically settled a portion of its forward sale agreement dated March 17, 2016 (the “Forward Sale Agreement”) with JPMorgan Chase Bank, National Association (the “Forward Purchaser”) by delivering an aggregate of 1,850,000 shares of the Company’s common stock. Upon physical settlement of such portion of the Forward Sale Agreement, the Company received net proceeds of approximately $137.5 million, after deducting the underwriters’ discount and before deducting estimated offering expenses. 1,250,000 shares of the Company’s common stock may still be physically settled under the Forward Sale Agreement prior to June 23, 2017.

As previously announced, on March 17, 2016, the Company priced an offering of its common stock, par value $0.01 per share (the “Offering”). In connection with the Offering, the Company entered into the Forward Sale Agreement and an underwriting agreement dated March 17, 2016 (the “Underwriting Agreement”) by and among the Company, the Forward Purchaser, the Forward Seller (as defined therein) and J.P. Morgan Securities, LLC, as an underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the Forward Seller borrowed and sold to the Underwriter an aggregate of 3,100,000 shares of the Company’s common stock. The Forward Sale Agreement relates to the forward sale by the Company of a number of shares of common stock equal to the number of shares of common stock borrowed and sold by the Forward Seller pursuant to the Underwriting Agreement.

The Offering is described in the prospectus supplement of the Company, dated March 17, 2016, together with the related prospectus dated March 4, 2014. The description of the Underwriting Agreement and the Forward Sale Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement and the Forward Sale Agreement, which are filed as Exhibits 1.1 and 10.1 respectively, to the Company’s Current Report on Form 8-K filed on March 21, 2016.

On June 28, 2016, the Company issued a press release announcing the partial settlement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this item shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated June 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

June 28, 2016	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President
Finance and Principal Accounting Officer

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